HSBC INVESTOR FUNDS

                  HSBC Investor Money Market Fund (the "Fund")

                       Supplement dated February 25, 2002
            to the Prospectus and Statement of Additional Information
                             dated January 30, 2002


The Board of Trustees of the Fund has determined to limit investments by the Fund to the highest quality money market instruments. Highest quality instruments are securities rated at the time of acquisition in the highest category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE